UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 1, 2024
KIORA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

001-36672	98-0443284
(Commission File Number)	(IRS Employer Identification No.)

332 Encinitas Blvd.
Suite 102
Encinitas, CA 92024
(858) 224-9600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value	KPRX	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 1, 2024, Kiora Pharmaceuticals, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Amendment”), which was approved by the Company’s stockholders at the Company’s 2024 Annual Meeting of Stockholders held on May 1, 2024 (the “Annual Meeting”) and by the Company’s Board of Directors.

The Certificate of Amendment increases the total number of shares of all classes of stock which the Corporation shall have authority to issue to 160,000,000, consisting of 150,000,000 shares of Common Stock, par value $0.01 per share (the “Common Stock”), and 10,000,000 shares of preferred stock, par value $0.01 per share.

This summary of the Certificate of Amendment is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 1, 2024, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1.     the election of David Hollander, MD, MBA and Erin Parsons as Class III Directors, as nominated by the Company’s board of directors (the “Board”), for a three-year term, such term to continue until the annual meeting of stockholders in 2027 or until such directors’ successors are duly elected and qualified or until their earlier resignation or removal;

2.     the approval of an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the shares of Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio of, effective time of and decision to implement the reverse stock split to be determined by the Company’s Board of Directors (the "Reverse Stock Split");

3.    the approval of an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 150,000,000;

4.    the approval of an amendment to the Company's Restated Certificate of Incorporation to adjust voting requirements for certain future amendments;

5.    the approval of the Company's 2024 Equity Incentive Plan;

6.    the approval, as contemplated by Nasdaq Listing Rule 5635, of the issuance of up to 49,374,590 shares of Common Stock upon the exercise of Tranche A Warrants and Tranche B Warrants issued in a private placement completed in February 2024;

7.    the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the definitive proxy statement filed with respect to the Annual Meeting;

8.    the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

9.    the approval of an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of any of the foregoing proposals at the time of the Annual Meeting.

The voting results are reported below.

Proposal 1 – Election of Directors

David Hollander, MD, MBA and Erin Parsons were elected as Class III Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2027 and until such directors’ successors are duly elected and qualified or until their earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David Hollander, MD, MBA	16,555,192	1,045,370	2,990,721
Erin Parsons	16,478,582	1,121,980	2,990,721

Proposal 2 - Approval of an Amendment of Our Restated Certificate of Incorporation to Effect a Reverse Stock Split

An amendment to the Company’s Restated Certificate of Incorporation to effect a Reverse Stock Split of the shares of Common Stock at a ratio of not less than 1-for-2 and not greater than 1-for-10, with the exact ratio of, effective time of and decision to implement the Reverse Stock Split to be determined by the Company’s Board of Directors was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
18,297,948	2,258,164	35,171

Proposal 3 - Approval of an Amendment to Restated Certificate of Incorporation to Increase Authorized Shares of Common Stock

An amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 150,000,000 was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,088,708	1,506,157	5,697	2,990,721

Proposal 4 - Approval of an Amendment to Restated Certificate of Incorporation to Adjust Voting Requirements

An amendment to the Company’s Restated Certificate of Incorporation to adjust voting requirements for certain future amendments was not approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,329,852	1,254,063	16,647	2,990,721

Proposal 5 - Approval of the Company’s 2024 Equity Incentive Plan

The Company’s 2024 Equity Incentive Plan was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,153,997	1,360,851	85,714	2,990,721

Proposal 6 - Approval, of the Issuance of up to 49,374,590 shares of Common Stock Upon the Exercise of Warrants

The issuance, as contemplated by Nasdaq Listing Rule 5635, of up to 49,374,590 shares of Common Stock upon the exercise of Tranche A Warrants and Tranche B Warrants issued in a private placement completed in February 2024 was approved. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,266,989	1,317,078	16,495	2,990,721

Proposal 7 - Approval, on a Non-Binding Basis, of the Compensation of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement filed with respect to the Annual Meeting was approved on a non-binding basis. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
16,291,900	1,224,207	84,455	2,990,721

Proposal 8 - Ratification of the Appointment of Haskell & White LLP

The appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified. There were no broker non-votes on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained
18,896,438	1,622,946	71,899

Proposal 9 - Approval, of the Adjournment of the Annual Meeting, If Necessary, to Solicit Additional Proxies

The adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of any of the forgoing proposals at the time of the annual meeting was approved. However, the Company elected not to adjourn the meeting to solicit additional proxies for Proposal 4. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
17,206,128	377,890	16,544	2,990,721

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Title

3.1	Certificate of Amendment to Restated Certificate of Incorporation filed May 1, 2024

10.1	Kiora Pharmaceuticals, Inc. 2024 Equity Incentive Plan (previously filed as Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed on March 25, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KIORA PHARMACEUTICALS, INC.

By:	/s/ Melissa Tosca
Melissa Tosca
Executive Vice President of Finance
(Principal financial and accounting officer)

Date: May 1, 2024